UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): APRIL 24, 2003


                                WELLCHOICE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




              DELAWARE                 001-31513             71-0901607
    (State or other jurisdiction of   (Commission         (I.R.S. Employer
   Incorporation or organization)     File Number)       Identification Number)


          11 WEST 42ND STREET
          NEW YORK, NEW YORK                                    10036
    (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (212) 476-7800



                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits. The following exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9 below:

        Exhibit No.              Description
        -----------              -----------

          99.1 Press release dated April 24, 2003, announcing the 2003 first quarter financial results.

          99.2 Press release dated April 24, 2003, announcing the appointment of Gloria McCarthy as Executive Vice President and Chief Operating Officer and other senior management changes.

ITEM 9.  REGULATION FD DISCLOSURE.

           The following information is furnished pursuant to this Item 9, "Regulation FD Disclosure" and Item 12, " Disclosure of Results of Operations and Financial Condition."

           On April 24, 2003, WellChoice, Inc., a Delaware corporation, issued a press release announcing its 2003 first quarter financial results. A copy of the press release is included as Exhibit 99.1 to this report.

           To supplement the consolidated financial results as determined in accordance with generally accepted accounting principles or GAAP, the press release also presents the following non-GAAP financial information, which management believes provides useful information to investors:

           The administrative expense ratio, which represents administrative and conversion and IPO expenses as a percentage of premiums earned and administrative service fees, has been presented on a premium equivalent basis. Premium equivalents are obtained by adding to our administrative service fees the amount of paid claims attributable to our self-funded health business pursuant to which we provide a range of customer services, including claims administration and billing and membership services. Administrative expense ratio--premium equivalent basis is determined by dividing administrative and conversion and IPO expenses by premium equivalents plus premiums earned for the relevant periods. We present the administrative expense ratio on a premium equivalent basis because that ratio enables us to measure administrative expenses relative to the entire volume of insured and self-funded business serviced by us and is commonly used in the health insurance industry and by investors to compare operating efficiency among companies.

                                       ***

           On April 24, 2003, the Company also issued a press release announcing that Gloria M. McCarthy has been appointed Executive Vice President and Chief Operating Officer of the Company, and that Grace Messina and Mike Galvin will assume the responsibilities for technology, telecommunications and facilities to fill the vacancy created by the resignation of Kenneth O. Klepper, which will become effective April 30, 2003. A copy of the press release is included as
Exhibit 99.2 to this report.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:           April 24, 2003              WELLCHOICE, INC.
                                            (Registrant)


                                             By: /s/ John Remshard
                                                 -------------------------------
                                                  John Remshard
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX




        EXHIBIT NO.                    DESCRIPTION
        -----------                    -----------

          99.1 Press release dated April 24, 2003, announcing the 2003 first quarter financial results.

          99.2 Press release dated April 24, 2003, announcing the appointment of Gloria McCarthy as Executive Vice President and Chief Operating Officer and other senior management changes.